UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of report (Date of earliest event reported): July 21, 2005

                             Wherify Wireless, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
        Delaware                               0-24001                         76-0552098
 (State or Other Juris-                      (Commission                      (IRS Employer
diction of Incorporation                     File Number)                   Identification No.)
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  2000 Bridge Parkway, Suite 201, Redwood Shores, California          94065
           (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (650) 551-5277

                               IQ Biometrix, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On July 21, 2005, Wherify Wireless, Inc., a Delaware corporation (formerly known as "IQ Biometrix, Inc.") (the "Company") completed a merger with Wherify Wireless, Inc., a California corporation ("Wherify California") in accordance with the Agreement and Plan of Merger by and among the Company, Wherify California and Wherify Acquisition, Inc., dated as of April 14, 2004, as amended. The Agreement and Plan of Merger, filed with the Company's Report on Form 8-K dated April 19, 2004, and the amendments thereto, filed with the Company's Reports on Form 8-K dated August 18, 2004, December 13, 2004 and January 24, 2005 and the Company's Registration Statement on Form S-4 filed on April 19, 2005, are incorporated herein by this reference.

         In connection with the merger, the Company issued or reserved for future issuance, an aggregate of approximately 46 million shares of its common stock in consideration for all of the outstanding shares of equity securities of Wherify California. The 46 million shares of the Company's common stock issued or reserved for issuance in connection with the merger represent approximately 78.8% of the total number of shares of common stock of the Company calculated on a fully-diluted basis. As a result of the merger, Wherify California became a wholly-owned subsidiary of the Company.

         Also in connection with the merger, the Company amended its certificate of incorporation on July 22, 2005 to change its name from IQ Biometrix, Inc. to Wherify Wireless, Inc. and to increase its authorized common stock from 50 million shares to 100 million shares. The Company's Certificate of Amendment of Certificate of Incorporation is included herein as Exhibit 3.05.

         The Company's press release announcing completion of the acquisition merger and the change in the name of the Company is included herein as Exhibit 99.1.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

         As discussed in Item 2.01 above, in connection with the merger the Company issued or reserved for future issuance, an aggregate of approximately 46 million shares of its common stock in consideration for all of the outstanding shares of equity securities of Wherify California. The 46 million shares of the Company's common stock issued or reserved for issuance in connection with the merger represent approximately 78.8% of the total number of shares of common stock of the Company calculated on a fully-diluted basis.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         As contemplated by the Company's Joint Proxy Statement/Prospectus dated June 30, 2005, promptly after the merger described in Item 2.01 above, several changes were made with respect to composition of the directors and officers of the Company.

         First, on July 22, 2005, Greg Micek and Daniel McKelvey resigned from the Company's board of directors. Also on July 22, 2005, the board of directors, acting by resolution in accordance with Article II, Section 2 of the Company's bylaws, increased the size of the board to five members and the sole remaining director, William B. G. Scigliano, appointed Reginald Brown, Wade R. Fenn, John Micek III and Timothy J. Neher to the Company's board of directors to serve until their successors are duly elected or qualified.

         On July 26, 2005, the newly reconstituted board of directors of the Company appointed William B. G. Scigliano as Chairman of the board of directors, and appointed Timothy J. Neher as Chief Executive Officer, Gerald Parrick as President, and John Davis as Chief Financial Officer of the Company.

         Following is a brief description of the business experience of each of the newly appointed directors and officers during the past five years and other directorships held by such persons:

         REGINALD BROWN has over twenty three years of business and financial experience, most recently with Microsoft Corporation where he was responsible for Microsoft's Senior Leadership Group Business Education. Prior to eight years at Microsoft, he was a Vice President of Finance, Publishing Group at A.H. Belo Corporation from 1990 to 1996. Mr. Brown held various positions with Albimar Communications, Inter Urban Group, General Electric Capital Corporation, and Peat Marwick and Main from 1979 to 1990. He holds a BS, cum laude, from the University of San Francisco and MBA from Stanford University.

         WADE R. FENN, has over two decades of retail electronics experience, most recently as President of Entertainment and Strategic Business Development of Best Buy Co., Inc. Mr. Fenn joined Best Buy in 1980, and during his 21-year tenure the company grew from $4 million to $21 billion in annual sales. Prior to serving as President of Entertainment and Strategic Business Development, Mr. Fenn held the position of Executive Vice President--Marketing, where he was responsible for all marketing, merchandising, advertising, and inventory teams. After receiving his degree in economics and history from Williams College in 1980, Mr. Fenn joined Best Buy as a sales person and served in various operating roles, including Senior Vice President Retail, Vice President Sales, district manager and store manager.

         JOHN MICEK III is Managing Director of Silicon Prairie Partners, LP, a Palo Alto, California-based family-owned venture fund. Before founding Silicon Prairie Partners, Mr. Micek was President of JAL, Inc., a family-owned group of insurance-related companies in Omaha, Nebraska, which markets and services financial products nationwide to financial institutions and credit unions. Mr. Micek is a member of the Boards of several technology-based companies including UTEK (a university technology transfer company) and Enova Systems (enabling technology for fuel cell and distributed power management). He is a cum laude graduate of Santa Clara University, and the University of San Francisco School of Law, where he was Senior Articles Editor of the Law Review. He is a practicing California attorney specializing in financial services.

         TIMOTHY J. NEHER, the former CEO of Wherify California, founded Wherify California in 1998 after more than a decade of experience developing and marketing new consumer products. Mr. Neher was responsible for leading Wherify's vision, executive team and overall company growth and strategy. Prior to launching Wherify California, Mr. Neher served as the Vice President of Marketing and Sales for CTH Consumer Plastic, Inc. where he worked from 1992 to 1998. From 1988 to 1992, Mr. Neher was Vice President of Operations for Windy City Product Development.

         GERALD PARRICK, the former President and acting VP of Sales and Marketing of Wherify California, has more than two decades of experience in the networking and communications industry, most recently as founder, Chairman and CEO of Yipes Communications, Inc. from 1999 to August 2002 and Chairman and Chief Executive Officer of Diamond Lane Communications, Inc. from 1997-1999. Yipes Communications, Inc. filed for bankruptcy protection in March 2002. Mr. Parrick holds a BA from California State University Northridge and a Masters in Management Science from Stanford University.

         JOHN DAVIS, a certified public accountant, served as Chief Operating Officer and Chief Financial Officer for Connectcom Solutions from 1998 to 2003. From 1997 to 1998, he served as Vice President and Corporate Controller for Southwall Technologies. From 1995 to 1997, he served as Vice President and Corporate Controller for Ecosys. He holds a BS (Accounting) degree from CUNY Baruch School of Business and an MBA from San Jose State University.

         The material terms of the Company's employment agreements with William
B. G. Scigliano, Timothy J. Neher and Gerald Parrick are described in the Company's Joint Proxy Statement/Prospectus dated June 30, 2005, which is included in the Company's Registration Statement on Form S-4 filed on April 19, 2005, and incorporated herein by this reference.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         As described in Item 2.01 above, in connection with the merger, the Company amended its certificate of incorporation on July 22, 2005 to change its name from IQ Biometrix, Inc. to Wherify Wireless, Inc. and to increase its authorized common stock from 50 million shares to 100 million shares. The Company's Certificate of Amendment of Certificate of Incorporation is included herein as Exhibit 3.01.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            The financial information required by this item will be filed by amendment within 71 days of July 27, 2005.

      (b)   Pro forma financial information.

            The financial information required by this item will be filed by amendment within 71 days of July 27, 2005.

      (c)   Exhibits.

-------------- -----------------------------------------------------------------
   Exhibit                Description
   Number
-------------- -----------------------------------------------------------------
   2.01(1) Agreement and Plan of Merger dated as of April 14, 2004, by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.
-------------- -----------------------------------------------------------------
   2.02(2) Amendment No. 1 to Agreement and Plan of Merger dated as of August 13, 2004 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.
-------------- -----------------------------------------------------------------
   2.03(3) Amendment No. 2 to Plan of Merger dated as of December 7, 2004 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.
-------------- -----------------------------------------------------------------
   2.04(4) Amendment No. 3 to Agreement and Plan of Merger dated as of January 13, 2005 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.
-------------- -----------------------------------------------------------------
   2.05(5)     Amendment No. 4 to Agreement and Plan of Merger dated as of
               April 18, 2005 by and among IQ Biometrix, Inc., Wherify Acquisition, Inc. and Wherify Wireless, Inc.
-------------- -----------------------------------------------------------------
    3.01 Certificate of Amendment of Certificate of Incorporation, filed with the Delaware Secretary of State on July 22, 2005.
-------------- -----------------------------------------------------------------
    99.01      Press release dated July 25, 2005.
-------------- -----------------------------------------------------------------

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(1)   Incorporated by reference to Exhibit 2.01 of the Registrant's Report on
      Form 8-K filed April 19, 2004.
(2) Incorporated by reference to Exhibit 2.02 of the Registrant's Report on Form 8-K filed August 18, 2004.
(3) Incorporated by reference to Exhibit 2.03 of the Registrant's Report on Form 8-K filed December 13, 2004.
(4) Incorporated by reference to Exhibit 2.04 of the Registrant's Report on Form 8-K filed January 24, 2005.
(5) Incorporated by reference to Registrant's Registration Statement on Form S-4 and Joint Proxy Statement/Prospectus included therein filed April 19, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    WHERIFY WIRELESS, INC.

Date:  July 27, 2005                                By:  /s/ John Davis
                                                        ------------------------

                                                         John Davis
                                                         Chief Financial Officer